UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10045

CALVERT IMPACT FUND, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2012

Item 1.  Report to Stockholders.

[Calvert Small Cap Fund Annual Report to Shareholders]

and

[Calvert Global Alternative Energy Fund and Calvert Global Water Fund Annual Report to Shareholders]

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Dear Shareholders:

Stock markets ended the 2012 annual reporting period sharply higher as the Standard & Poor’s (S&P) 500 Index returned 30.20% versus 1.14% for the 12 months through September 30, 2011. While the two periods shared many commonalities--such as a softening of economic indicators, mounting concerns about sovereign debt in the eurozone, and relatively strong corporate profits--there were some key differences.

Financial markets around the world breathed a sigh of relief after the European Central Bank committed to saving the euro this summer and offered to support the debt markets for any euro member government seeking a new financial bailout. And while the disasters in Japan and strife in the Middle East and North Africa weighed heavily on investor confidence last year, uncertainty closer to home rattled investors this year, primarily as a result of the presidential election and looming “fiscal cliff” in January 2013 that could raise taxes for many Americans. The good news is both situations should see some resolution by the end of 2012.

The U.S. economy’s relative strength was also more evident in this annual reporting period. The divergence with foreign stock market returns widened as the S&P 500 Index more than doubled the 14.33% return of the MSCI EAFE Index for the 12-month period ending September 30, 2012. In the 12 months ending September 30, 2011, the S&P 500 barely eked out a positive return compared with -8.94% for the MSCI EAFE for the same period.

A Truly Uneven Recovery

Within the United States, the economic recovery was also uneven, with some consumers and businesses feeling left behind in the midst of an “improving” economy. For example, growth in northeastern metropolitan areas lagged, while metro areas out west, particularly those in natural gas or high-tech centers, rebounded strongly.1 Also, the housing market finally turned the corner, as national home prices rose 3.6% year-over-year for the past 12 months. However, they surged 9.4% in the western U.S. while notching up only 0.9% in the northeast.2 In employment, more than 70% of jobs lost in service industries during the recession have returned, but only 15% of jobs lost in manufacturing, construction, and other goods-producing industries have come back. The differences are stark even within industries, where retail general merchandisers such as Costco recouped 92% while department stores regained just 41% of lost jobs.3 Overall, we remain cautiously optimistic about the economic recovery ahead. As both citizens and investors, we hope that government legislators return to the negotiating table after the election and give us all the gift of more certainty before the holidays.

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Making Strides in Board Diversity

Calvert continued its advocacy efforts in many areas, including board diversity. The United Nations Gender Equality for Sustainable Business Event in March marked the two-year anniversary of the U.N.’s Women’s Empowerment Principles (WEP), which were adapted from the Calvert’s Women Principles®, and emphasized the business case for promoting gender equality and women’s empowerment in the workplace. Calvert also joined the newly formed WEP Leadership Group to expand implementation of the Principles.

On March 21, we testified before the Senate Democratic Steering and Outreach Committee about the importance of gender equity in economic empowerment and job creation, highlighting research showing the inclusion of women in corporate management correlates with higher shareholder value and better operating results.

Creating “The Future We Want” in Rio

Finally, I had the pleasure of representing Calvert by speaking at several events at the Rio + 20 Summit about board oversight of sustainability, social enterprise and impact investing, the role of business in promoting gender equality, the business case for the green economy, and establishing value for natural capital.

The first Earth Summit in Rio de Janeiro 20 years ago created climate and biodiversity conventions and set the stage for frameworks to address global environmental degradation, climate change, and poverty. However, global economic uncertainty weighed heavily on the Rio + 20 Summit. While negotiations continued to advance toward 2015, we’re disappointed by the lack of concrete commitments needed for substantial progress on critical sustainability issues.

However, side events sponsored by private-sector and non-governmental organizations sparked many innovative initiatives and positive outcomes. A number of major companies made significant commitments on water, energy, renewable materials, and deforestation. Corporate and investor disclosure of environmental, social, and governance (ESG) impacts took a real step forward as well. In fact, NASDAQ will now encourage companies on its exchange to report on ESG issues, or explain why they do not.

While these efforts can’t substitute for binding governmental commitments, we are happy to see so many companies and investors stepping up to the plate and believe the private sector will remain a key driver of progress on sustainability issues over the next few years.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of stocks, bonds, and cash appropriate for your goals and risk tolerance is one of the best ways to mitigate the effects of an uneven economic recovery. We also recommend discussing any changes in your financial situation with your investment advisor.

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A financial services consulting firm recently named Calvert as one of the Top Social Media Leaders in 2012 for using Facebook to share valuable content with investors and advisors.4 Join the dialogue at www.facebook.com/calvert.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. You can now get the same information on the go with our new iPhone® app, available free at iTunes.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.

October 2012

1. Brookings Institution, Metro Monitor - September 2012, www. brookings.edu/research/ interactives/metromonitor#overall

2. Clear Capital, “June Home Prices Provide Further Evidence of Budding Recovery. Forecast Indicates Further Increases Through 2012,” July 2012 Market Report, http: //clearcapital.com/ company/MarketReport.cfm?month=July&year=2012

3. Paul Davison and Barbara Hansen, “Service Businesses Lead Uneven Jobs Recovery,” USA Today, July 15, 2012, www. usatoday.com/money/economy/story/2012-07-15/jobs-recovered/56242656/1

4. kasina ranked Calvert fifth of 53 asset management and insurance companies for using Facebook to tell a compelling brand story and share valuable content with investors and advisors. The ranking was based on kasina’s three-tier methodology that ranked firms based on content, branding, interactivity, and usability on each social platform. For more information, visit www.kasina.com.

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Landmark Rules on Conflict Minerals

After a complicated and controversial two-year rulemaking process, the Securities and Exchange Commission (SEC) released final rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank) Section 1502, which require companies to file and publish reports on their efforts to eliminate the use of “conflict minerals” that have fueled a violent 14-year conflict in the Eastern Democratic Republic of the Congo (DRC).

Calvert played a leading role among investors during the rulemaking process and is pleased with the progress. However, the two- to four-year timeline for compliance and exclusion of mining companies from reporting requirements was disappointing. We will continue to press all companies involved with conflict minerals to step up their efforts to address these issues.

New Standards Will Nearly Double Fuel Efficiency by 2025

Newly finalized corporate average fuel economy (CAFE) standards require cars and light-duty trucks to reach the equivalent of 54.5 mpg by 2025. Experts estimate the new standards will reduce oil consumption by 12 billion barrels while saving consumers $1.7 trillion. The major U.S. automakers supported the new standards and have already begun incorporating them into future vehicles.

The higher standards should boost both the competitiveness of American automakers and U.S. policy efforts to mitigate climate change, since more than 90% of a vehicle’s contribution to climate change through greenhouse gas emissions (GHGs) is related to fuel consumption.1 Calvert has long advocated for higher standards in public testimony to Environmental Protection Agency, meetings with Obama administration officials, dialogues with the auto industry, and the media and will continue to do so.

Helping Companies Combat Climate Change Risks

Economic and insured losses from natural catastrophes set new records last year, driving home the very real physical climate risks for investors. Extreme weather events accounted for 90% of the disasters and eight of the 10 most costly events, causing overall losses of more than $148 billion.

To that end, Calvert co-authored two reports to help companies evaluate their exposure to climate risks and protect shareholder value. Oxfam America and Ceres joined us to create

Physical Risks from Climate Change: A guide for companies and investors on disclosure and management of climate impacts.

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We also developed Value Chain Climate Resilience: A guide to managing climate impacts in companies and communities, a first-of-its-kind guide to help businesses assess and prepare for the risks and opportunities posed by climate change, with other leading companies from the Partnership for Resilience and Environmental Preparedness (PREP).

Exercising Our Say on Pay

Calvert fought for the new “say on pay” rule, which requires publicly traded U.S. companies to allow shareholders to vote on the compensation awarded to senior management the previous year. We built on that success this year by creating a strict set of voting guidelines on executive compensation for the proxy season. We also shared our reasons for voting against the proposals to management at key companies.

Overall, Calvert votes against compensation packages that do not align management and shareholder interests and do not incentivize the company’s long-term performance. In May, this meant voting against company compensation packages 34% of the time. This includes Gilead Sciences, Safeway, and Plains Exploration and Production, all of which rewarded CEOs with high pay in 2011 despite lackluster shareholder returns.

Even before the May announcement of a massive trading loss, we rejected the $23 million pay package for JPMorgan Chase Chairman and CEO Jamie Dimon due to its discretionary nature and inherent lack of accountability to long-term financial goals. The weaknesses in risk oversight evident by the company’s failed hedging strategy only reinforced our decision.

Other Shareholder Advocacy Efforts

This spring, Calvert filed 24 shareholder resolutions to keep the sustainability issues with a real impact on profits, people, and the planet front and center. Six were voted upon by shareholders, including resolutions on: -- Board diversity at Urban Outfitters, which received 39% support (up from 22% last year). Despite owning popular women’s retail brands Anthropologie and Free People, the company does not have any women or minorities on its board of directors.

-- Disclosure of water scarcity and pollution risks at Fossil, which received 31% support. As an apparel company, Fossil relies on water- and energy-intensive processes for producing cotton, leather, and other products. These processes can also pollute water supplies, especially in developing countries.

-- Sustainability reports at Gentex, which received 32% support. This supplier for the automotive, aerospace, and commercial fire protection industries currently provides no information on its efforts to manage resource efficiency and environmental impacts—despite increasing demands from its key clients for sustainability data.

Promoting Privacy on the Internet

In 2006, Calvert joined other investors, human rights advocacy organizations, academic experts and companies to develop the multi-stakeholder Global Network Initiative (GNI) to help information and communication technology (ICT) companies address freedom of

www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 8

expression and privacy issues. In early 2012, GNI’s path to becoming a fully global standard leapt forward as the first three GNI companies—Yahoo, Google, and Microsoft— completed the second phase of the assessment process.

In addition, Facebook became a GNI observer in May, opening the door to its participation in GNI policy and advocacy discussions for one year as it evaluates the potential commitment of implementing the GNI principles. We welcome the opportunity to work with Facebook, particularly in protecting against privacy violations that can endanger members using it as an instrument of freedom of expression and political dissent across the world.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.2 One such investment through the Foundation is FMM Popayan, which offers financial services to more than 400,000 clients in some of the poorest areas of Columbia. Women comprise 66% of their client base.

We also supported the Triodos Sustainable Trade Fund, which seeks to improve the economic position of farmers in emerging markets and stimulate development in the sustainable agriculture sector. It does this by providing pre-export value chain financing to farmer cooperatives—with a specific focus on fair trade and organic farming.

Special Equities

A modest but important portion of certain funds is allocated to small private companies developing products or services that address important sustainability or environmental issues facing our society.

One example of a recent investment is Ivy Capital/All Life Insurance Company of South Africa, which insures people living with HIV.3 The company uses online support systems to help clients comply with their medical requirements in order to live a longer life. This provides enormous security to their families and employers and seems to be a rather unique business model in fighting the scourge of AIDS.

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1. ACEEE, Automobiles and the Environment, www.greenercars.org/guide_environment.
htm

2. As of September 30, 2012, Calvert Social Investment Foundation (“Calvert
Foundation” or “Foundation”) Community Investment Notes represented the follow-
ing percentages of Fund net assets: Calvert Capital Accumulation Fund 0.51%, Calvert
International Equity Fund 1.29%, and Calvert Small Cap Fund 0.48%. The Calvert
Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community
Investment Note Program is not a mutual fund and should not be confused with any
Calvert Investments-sponsored investment product.

3. As of September 30, 2012, Ivy Capital All Life Insurance represented 0.02% of
Calvert Equity Portfolio. Holdings are subject to change.

As of September 30, 2012, the following companies represented 0% of net assets in the
Fund: Gilead Sciences, Safeway, Plains Exploration and Production, JPMorgan Chase,
Urban Outfitters, Fossil, Gentex, Yahoo, Google, Microsoft and Facebook. Holdings are
subject to change.

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Investment Performance

Calvert Small Cap Fund’s Class A Shares (at NAV) returned 28.12% for the 12-month period ended September 30, 2012 versus 31.91% for the Russell 2000 Index. The relative underperformance was largely due to stock selection and a larger weighted average market cap relative to the Russell 2000 Index.

Investment Climate

Gradually improving U.S. economic data, healthy corporate earnings, and some policy steps toward mitigation of the sovereign debt crisis in Europe provided support for equities worldwide during the fiscal year. Global inflation remained tame, and aggressive, accommodative monetary policy by central banks around the globe helped equity markets rally hard off their lows posted last fall, albeit on low volume.

CALVERT
SMALL CAP FUND
September 30, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	9/30/12	9/30/12
Class A	2.76%	28.12%
Class B	2.00%	26.19%
Class C	2.32%	26.88%
Class I	3.19%	29.11%

Russell 2000 Index	1.60%	31.91%

Lipper Small-Cap Core
Funds Average	-0.14%	28.97%

% of Total
ECONOMIC SECTORS	Investments
Consumer Discretionary	12.3%
Consumer Staples	0.5%
Energy	2.1%
Financials	23.8%
Health Care	13.3%
Industrials	19.3%
Information Technology	19.1%
Materials	5.0%
Short-Term Investments	2.3%
Telecommunication Services	0.5%
Utilities	1.8%
Total	100%

TEN LARGEST	% of Net
STOCK HOLDINGS	Assets
DSW, Inc.	5.7%
Par Pharmaceutical Co.’s, Inc.	3.4%
MicroStrategy, Inc.	3.3%
Robbins & Myers, Inc.	3.0%
Comtech Telecommunications Corp.	3.0%
PDL BioPharma, Inc.	2.8%
Webster Financial Corp.	2.7%
CVB Financial Corp.	2.3%
Cubist Pharmaceuticals, Inc.	2.2%
Corporate Executive Board Co.	2.2%
Total	30.6%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

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For the trailing 12-month period, the Standard and Poor’s (S&P) 500, Russell 1000, and Russell 2000 Indices returned 30.20%, 30.06%, and 31.91% respectively. Negative head-winds from the eurozone and an economic slowdown in China led to a divergence in performance by international stocks with the MSCI EAFE and MSCI Emerging Markets Indices returning 14.33% and 17.33%, respectively.

Value stocks slightly outperformed growth stocks during the fiscal year, and within the Russell 1000 Index, Consumer Discretionary, Telecommunication Services, and Financials were the top-performing sectors, while the Utilities, Consumer Staples, and Energy sectors lagged.

The U.S. economy continued to proceed on the path of gradual recovery. The U.S. corporate sector remained strong and provided some upside surprises for investors. The top-line numbers driven by the economic recovery were encouraging. Improvement in employment numbers were also a welcome, positive sign, though the decline in the unemployment rate was, unfortunately, primarily due to a drop in the labor force participation rate.

U.S. inflation remained low, bank lending continued to improve, and a weak U.S. dollar, thanks to the especially accommodative monetary policy in the U.S., helped U.S. exports and supported the rebuilding of the domestic manufacturing and industrial base. Vehicle sales and production also looked encouraging.

The manufacturing sector continued to provide a boost to employment and the U.S. economy, but accelerating recession in Europe and the overall slowdown in the global economy will de-emphasize the contribution of exports to U.S. GDP. Therefore, the continued recovery of the U.S. consumer will be important for a self-sustained U.S. economic recovery. More recently, the service sector has been showing signs of improvement. Consumer spending patterns remained promising and consumer confidence, helped by strength in the housing market, a falling unemployment rate, and improving equity markets, has also shown signs of improvement.

The U.S. housing market continued its bottoming-out process into early 2012 and showed significant improvement in the second and third quarters of 2012. With mortgage rates at record lows, housing activity picked up throughout the fiscal year. Housing can provide a positive surprise for the U.S. economy and equity markets through the powerful multiplier effect it can have on the consumer and, therefore, the economy.

The stance of the Federal Reserve (Fed) remained that it was ready to act should economic conditions in the U.S. deteriorate. This so-called “Bernanke put” provided support for U.S. equity markets throughout the fiscal year with investors believing the Fed would provide future liquidity injections in the event the economy faltered. A third round of quantitative easing (QE3) materialized in September with the Federal Reserve’s Open Market Committee (FOMC) announcing an open-ended commitment to purchase $40 billion of mortgage-backed securities each month until substantial improvements in the labor market were seen. This came on top of the FOMC’s announcement earlier in the year to extend “Operation Twist” in an effort to further reduce long-term interest rates.

With global economic challenges keeping inflation in check, policymakers around the globe also continued their efforts toward easing monetary policies. On the flip side, the easing cycle has been inflating the balance sheets of the world’s six biggest central banks, which have more than doubled since 2006.

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In the eurozone, the economic picture looked increasingly grim throughout the fiscal year, with peripheral economies firmly in a recessionary spiral and core economies coming under stress. Manufacturing in the region continued to fall deeper into contraction territory while consumer confidence in the eurozone reached its lowest level since early 2009 and the unemployment rate hit a record high.

As we anticipated, markets seemed to overestimate the efficacy of the policy action in Europe and underestimated the possibility of a more severe economic recession in the eurozone.

China cut its economic growth target from 8.0% to 7.5% during the first quarter of 2012, signaling the country’s need to transition from an export-driven to a more sustainable, consumer-driven, economic model. Nevertheless, the Chinese economy continued to decelerate during the fiscal year as foreign direct investment (FDI), one of the major drivers of economic growth in China, continued to decline and China’s HSBC Manufacturing Purchasing Managers Index (PMI) was in contraction territory for 11 consecutive months as exports continued to weaken.

A slower inflation trend allowed the Chinese government to reposition its economic policy from contractionary for most of 2011 to stimulative. A hard landing in China is not out of the question and could significantly impact global growth while making the overall macroeconomic backdrop riskier for the next several quarters.

Portfolio Strategy

Stock selection generally detracted from performance, especially in the Information Technology and Health Care sectors. In Information Technology, holdings in the Communications Equipment and Software industries detracted. In Health Care, Allscripts and Invacare hurt relative performance.

However, stock selection in the Industrials sector made a strong positive contribution to performance. Par Pharmaceuticals, one of several holdings acquired during the period, boosted relative performance in Health Care. The Fund captured gains from other take-over targets as well, including P.F. Chang’s China Bistro and Robbins & Myers. The Fund’s investments in Corporate Executive Board and DSW also helped performance during the period.

The Fund maintained a slightly larger average market capitalization than the Russell 2000 Index during the period, which was a disadvantage as the Index’s smaller-cap companies outperformed its larger-cap stocks.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.81%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

* The month-end date of 10/31/04 is used for comparison purposes only; actual Fund inception is 10/1/04.

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Outlook

Despite healthy corporate earnings and continued gradual economic recovery in the United States, looming developments in the political landscape could have a negative impact on U.S. GDP growth and are likely to be a source of volatility for the markets in the coming months. However, once we have more visibility into the “fiscal cliff” scenarios, market participants may feel better about investing in risky assets for the long term.

We see continued challenges in the global macro backdrop leaving equity markets vulnerable to negative news, especially given that most of the positive catalysts are out and the markets had a healthy run through September 30, 2012. Any negative news from Europe or China or a soft earnings season in the United States will likely trigger a risk aversion trade.

October 2012

CALVERT
SMALL CAP FUND
September 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	22.00%
Five year	-0.50%
Since inception (10/1/2004)	2.65%

CLASS B SHARES	(with max. load)
One year	21.19%
Since inception (11/29/2010)	4.47%

CLASS C SHARES	(with max. load)
One year	25.88%
Five year	-0.46%
Since inception (4/1/2005)	1.91%

CLASS I SHARES
One year	29.11%
Five year	1.27%
Since inception (4/29/2005)	4.65%

As of September 30, 2012, the following holdings represented the following percentages of Portfolio net assets: Allscripts 1.04%, Invacare 1.09%, Par Pharmaceuticals 3.37%, P.F. Chang’s 0%, Rob-bins & Myers 3.02%, Corporate Executive Board 2.19%, and DSW 5.74%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/12	9/30/12	4/1/12 - 9/30/12

CLASS A
Actual	$1,000.00	$1,027.60	$8.54
Hypothetical	$1,000.00	$1,016.57	$8.50
(5% return per
year before expenses)

CLASS B
Actual	$1,000.00	$1,020.00	$16.11
Hypothetical	$1,000.00	$1,009.05	$16.02
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,023.20	$13.14
Hypothetical	$1,000.00	$1,012.01	$13.07
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,031.90	$4.67
Hypothetical	$1,000.00	$1,020.40	$4.65
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.69%, 3.19%, 2.60%, and 0.92% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Calvert Impact Fund, Inc.
and Shareholders of Calvert Small Cap Fund:

We have audited the accompanying statement of net assets of the Calvert Small Cap Fund (the Fund), a series of the Calvert Impact Fund, Inc., as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Small Cap Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 29, 2012

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STATEMENT OF NET ASSETS
SEPTEMBER 30, 2012

EQUITY SECURITIES - 97.2%	SHARES	VALUE
Airlines - 0.3%
Allegiant Travel Co.*	2,648	$167,777
Skywest, Inc.	23,164	239,284
		407,061

Biotechnology - 5.3%
Acorda Therapeutics, Inc.*	14,590	373,650
Cubist Pharmaceuticals, Inc.*	61,953	2,953,919
PDL BioPharma, Inc.	483,444	3,717,684
		7,045,253

Capital Markets - 1.0%
Apollo Investment Corp	162,038	1,275,239

Chemicals - 0.7%
H.B. Fuller Co	29,979	919,756

Commercial Banks - 11.2%
CVB Financial Corp.	253,333	3,024,796
First Citizens BancShares, Inc.	834	135,859
First Financial Bankshares, Inc	4,994	179,934
First Niagara Financial Group, Inc.	55,475	448,793
FNB Corp.	46,857	525,267
Glacier Bancorp, Inc.	75,893	1,182,413
International Bancshares Corp.	80,349	1,530,648
Investors Bancorp, Inc.*	11,033	201,242
Park National Corp	11,852	829,877
Prosperity Bancshares, Inc	10,462	445,890
Trustmark Corp	22,463	546,749
Umpqua Holdings Corp.	124,891	1,609,845
United Bankshares, Inc.	11,169	278,220
Webster Financial Corp.	152,465	3,613,421
Westamerica Bancorporation	7,527	354,145
		14,907,099

Commercial Services & Supplies - 3.6%
Deluxe Corp.	2,561	78,264
Herman Miller, Inc	56,532	1,098,982
HNI Corp.	9,289	236,962
Mine Safety Appliances Co.	11,082	413,026
Unifirst Corp.	25,452	1,699,939
United Stationers, Inc.	48,681	1,266,680
		4,793,853

Communications Equipment - 6.5%
Comtech Telecommunications Corp.	142,340	3,934,278
EchoStar Corp.*	31,123	891,985
InterDigital, Inc.	67,029	2,498,841
Loral Space & Communications, Inc.	18,313	1,302,054
		8,627,158

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EQUITY SECURITIES - cont’d	SHARES	VALUE
Construction & Engineering - 1.2%
Aegion Corp.*	55,860	$1,070,278
Tutor Perini Corp.*	49,557	566,932
		1,637,210

Consumer Finance - 2.2%
Credit Acceptance Corp.*	19,132	1,635,977
Nelnet, Inc	55,815	1,325,048
		2,961,025

Distributors - 0.4%
Pool Corp.	12,445	517,463

Diversified Consumer Services - 0.4%
Coinstar, Inc.*	10,634	478,317

Diversified Telecommunication Services - 0.5%
Atlantic Tele-Network, Inc.	14,608	627,852

Electric Utilities - 0.5%
Portland General Electric Co.	25,443	687,979

Electronic Equipment & Instruments - 1.7%
Anixter International, Inc	1,478	84,926
IPG Photonics Corp.*	26,903	1,541,542
Sanmina-SCI Corp.*	73,558	624,507
		2,250,975

Energy Equipment & Services - 2.1%
Exterran Holdings, Inc.*	12,087	245,124
Helix Energy Solutions Group, Inc.*	141,722	2,589,261
		2,834,385

Gas Utilities - 1.3%
Southwest Gas Corp.	38,843	1,716,861

Health Care Equipment & Supplies - 2.7%
Align Technology, Inc.*	40,364	1,492,257
Integra LifeSciences Holdings Corp.*	14,282	586,990
Invacare Corp.	102,374	1,447,569
		3,526,816

Health Care Providers & Services - 0.9%
Amedisys, Inc.*	61,397	847,892
Universal American Corp.*	35,212	325,359
		1,173,251

Health Care Technology - 1.0%
Allscripts Healthcare Solutions, Inc.*	110,953	1,379,146

Hotels, Restaurants & Leisure - 0.7%
Texas Roadhouse, Inc.	53,746	919,057

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EQUITY SECURITIES - cont’d	SHARES	VALUE
Household Durables - 2.0%
American Greetings Corp.	135,005	$2,268,084
KB Home	24,119	346,108
		2,614,192

Insurance - 6.4%
Kemper Corp.	72,905	2,238,913
MBIA, Inc.*	124,487	1,261,053
Platinum Underwriters Holdings Ltd	69,005	2,820,234
Protective Life Corp	34,179	895,832
RLI Corp.	18,810	1,253,875
		8,469,907

Internet Software & Services - 1.4%
Earthlink, Inc	259,891	1,850,424

IT Services - 2.6%
Acxiom Corp.*	63,210	1,154,847
MAXIMUS, Inc	13,110	782,929
TeleTech Holdings, Inc.*	89,230	1,521,372
		3,459,148

Machinery - 8.8%
Barnes Group, Inc	99,025	2,476,615
Briggs & Stratton Corp	125,973	2,351,916
ESCO Technologies, Inc.	51,250	1,991,063
Robbins & Myers, Inc.	67,234	4,007,146
Watts Water Technologies, Inc	21,398	809,486
		11,636,226

Media - 1.5%
Scholastic Corp.	62,484	1,985,742

Metals & Mining - 4.3%
AMCOL International Corp	53,233	1,803,534
Schnitzer Steel Industries, Inc.	44,658	1,257,123
Worthington Industries, Inc.	122,585	2,655,191
		5,715,848

Oil, Gas & Consumable Fuels - 0.0%
Ship Finance International Ltd.	743	11,680

Personal Products - 0.5%
Revlon, Inc.*	40,207	620,796

Pharmaceuticals - 3.4%
Par Pharmaceutical Co.’s, Inc.*	89,344	4,465,413

Professional Services - 2.2%
Corporate Executive Board Co	54,159	2,904,547

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EQUITY SECURITIES - cont’d	SHARES	VALUE
Semiconductors & Semiconductor Equipment - 3.6%
Amkor Technology, Inc.*	126,316	$555,790
Cabot Microelectronics Corp	65,562	2,303,849
Diodes, Inc.*	113,508	1,930,771
		4,790,410

Software - 3.3%
MicroStrategy, Inc.*	32,760	4,392,133

Specialty Retail - 7.4%
ANN, Inc.*	41,962	1,583,226
DSW, Inc.	114,099	7,612,685
OfficeMax, Inc	83,954	655,681
		9,851,592

Thrifts & Mortgage Finance - 2.5%
Astoria Financial Corp.	86,024	849,917
Northwest Bancshares, Inc.	206,180	2,521,582
		3,371,499

Trading Companies & Distributors - 3.1%
Aircastle Ltd	157,169	1,780,725
Applied Industrial Technologies, Inc.	57,703	2,390,635
		4,171,360

Total Equity Securities (Cost $107,251,218)		128,996,673

	PRINCIPAL
HIGH SOCIAL IMPACT INVESTMENTS - 0.5%	AMOUNT
Calvert Social Investment Foundation Notes, 1.04%, 7/1/13 (b)(i)(r)	$651,905	634,603

Total High Social Impact Investments (Cost $651,905)		634,603

TIME DEPOSIT - 2.3%
State Street Bank Time Deposit, 0.113%, 10/1/12	3,027,330	3,027,330

Total Time Deposit (Cost $3,027,330)		3,027,330

TOTAL INVESTMENTS (Cost $110,930,453) - 100.0%		132,658,606
Other assets and liabilities, net - 0.0%		14,919
NET ASSETS - 100%		$132,673,525

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with
250,000,000 of $0.01 par value shares authorized:
Class A: 4,916,018 shares outstanding		$86,692,636
Class B: 76,708 shares outstanding		863,683
Class C: 547,937 shares outstanding		9,272,199
Class I: 1,302,487 shares outstanding		25,811,548
Undistributed net investment income		1,021,399
Accumulated net realized gain (loss)		(12,716,093)
Net unrealized appreciation (depreciation)		21,728,153

NET ASSETS		$132,673,525

NET ASSET VALUE PER SHARE
Class A	(based on net assets of $95,188,782)	$19.36
Class B	(based on net assets of $1,448,848)	$18.89
Class C	(based on net assets of $9,906,873)	$18.08
Class I	(based on net assets of $26,129,022)	$20.06

	ACQUISITION
RESTRICTED SECURITIES	DATE	COST
Calvert Social Investment Foundation Notes, 1.04%, 7/1/13	7/1/10	$651,905

(b) This security was valued by the Board of Directors. See Note A.
(i) Restricted securities represent 0.5% of net assets for the Small Cap Portfolio.
(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Non-income producing security.

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$10,025
Dividend income	3,498,275
Total investment income	3,508,300

Expenses:
Investment advisory fee	871,930
Transfer agency fees and expenses	439,794
Administrative fees	279,139
Distribution Plan expenses:
Class A	228,886
Class B	19,252
Class C	95,720
Directors’ fees and expenses	15,721
Custodian fees	28,584
Registration fees	50,306
Reports to shareholders	89,122
Professional fees	21,009
Accounting fees	19,604
Miscellaneous	15,480
Total expenses	2,174,547
Reimbursement from Advisor:
Class A	(87,076)
Class B	(6,059)
Class I	(23,743)
Fees paid indirectly	(61)
Net expenses	2,057,608

NET INVESTMENT INCOME	1,450,692

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	2,290,129
Change in unrealized appreciation (depreciation)	26,719,904

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS	29,010,033

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$30,460,725

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$1,450,692	$183,038
Net realized gain (loss)	2,290,129	5,610,932
Change in unrealized appreciation (depreciation)	26,719,904	(13,088,069)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	30,460,725	(7,294,099)

Distributions to shareholders from:
Net investment income:
Class A shares	(231,181)	(8,311)
Class I shares	(317,661)	(67,840)
Total distributions	(548,842)	(76,151)

Capital share transactions:
Shares sold:
Class A shares	10,573,719	14,205,528
Class B shares	27,875	66,860
Class C shares	756,259	1,355,158
Class I shares	6,361,024	2,907,541
Reinvestment of distributions:
Class A shares	212,545	7,647
Class I shares	317,661	67,836
Redemption Fees:
Class A shares	92	960
Class C shares	—	4
Shares issued from merger (See Note F):
Class A shares	—	58,426,624
Class B shares	—	3,361,913
Class C shares	—	7,373,297
Class I shares	—	8,033,740
Shares redeemed:
Class A shares	(18,929,423)	(20,036,934)
Class B shares	(1,235,717)	(1,025,893)
Class C shares	(1,696,666)	(1,916,495)
Class I shares	(3,695,176)	(4,735,412)
Total capital share transactions	(7,307,807)	68,092,374

TOTAL INCREASE (DECREASE) IN NET ASSETS	22,604,076	60,722,124

NET ASSETS
Beginning of year	110,069,449	49,347,325
End of year (including undistributed net investment income
of $1,021,399 and $109,847, respectively)	$132,673,525	$110,069,449

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	591,192	789,150
Class B shares	1,584	3,623
Class C shares	44,571	79,889
Class I shares	350,694	168,030
Reinvestment of distributions:
Class A shares	12,517	426
Class I shares	18,162	3,649
Shares issued from merger (See Note F):
Class A shares	—	3,475,417
Class B shares	—	199,979
Class C shares	—	462,668
Class I shares	—	459,800
Shares redeemed:
Class A shares	(1,057,872)	(1,130,418)
Class B shares	(70,728)	(57,750)
Class C shares	(101,484)	(112,649)
Class I shares	(198,820)	(242,820)
Total capital share activity	(410,184)	4,098,994

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Small Cap Fund (the “Fund”), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Calvert Impact Fund, Inc. is comprised of three separate series. The operations of each series are accounted for separately. The Fund offers four classes of shares - Classes A, B, C, and I. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are only offered through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each Class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

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Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When

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more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2012, securities valued at $634,603, or 0.5% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2012:

		VALUATION INPUTS

INVESTMENTS IN SECURITIES	Level 1	Level 2	Level 3	Total
Equity securities*	$128,996,673	—	—	$128,996,673
Other debt obligations	—	$3,661,933	—	3,661,933
TOTAL	$128,996,673	$3,661,933	—	$132,658,606

*For further breakdown of equity securities by industry, please refer to the Statement of Net Assets.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund’s Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Funds who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .70% of the average daily net assets. Under the terms of the agreement, $76,455 was payable at year end. In addition, $42,510 was payable at year end for operating expenses paid by the Advisor during September 2012.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. The contractual expense cap is 1.69%, 3.19%, 2.69%, and

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.92% for Class A, B, C, and I, respectively. For the purpose of these expense limits, operating expenses do not include interest expense, brokerage commissions, taxes, or extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent that any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Classes A, B, and C shares and .10% for Class I shares based on the average daily net assets. Under the terms of the agreement, $24,080 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by the Fund, allow the Fund to pay CID for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00%, and 1.00% annually of average daily net assets of Class A, B, and C shares, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, and 1.00% of average daily net assets of Class A, B, and C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $28,931 was payable at year end.

CID received $18,104 as its portion of the commissions charged on sales of Class A shares for the year ended September 30, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $91,289 for the year ended September 30, 2012. Under the terms of the agreement, $6,578 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received an exemptive order from the Securities and Exchange Commission permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Director’s fees are allocated to each of the funds served.

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NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $3,712,916 and $8,181,690, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-16	($9,134,808)
30-Sep-17	(3,426,646)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years. Losses incurred in pre-enactment taxable years can be utilized until expiration.

The tax character of dividends and distributions paid during the years ended September 30, 2012 and September 30, 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary income	$548,842	$76,151
Total	$548,842	$76,151

As of September 30, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$28,798,895
Unrealized (depreciation)	(7,469,431)
Net unrealized appreciation/(depreciation)	$21,329,464

Undistributed ordinary income	$1,265,449
Capital loss carryforward	($12,561,454)

Federal income tax cost of investments	$111,329,142

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to wash sales and passive foreign investment companies.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications are due to passive foreign investment companies.

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Undistributed net investment income	$9,702
Accumulated net realized gain (loss)	(9,702)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2012.

NOTE E - SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTE F - OTHER

On July 29, 2010, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the Calvert New Vision Small Cap Fund (“New Vision”) for shares of the acquiring portfolio, Calvert Small Cap Fund (“Small Cap”) and the assumption of the liabilities of New Vision. Shareholders approved the Plan at a meeting on November 15, 2010 and the reorganization took place on November 29, 2010.

The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
New Vision, Class A	4,096,898	Small Cap, Class A	3,475,417	$58,426,624
New Vision, Class B	274,420	Small Cap, Class B	199,979	$3,361,913
New Vision, Class C	588,581	Small Cap, Class C	462,668	$7,373,297
New Vision, Class I	517,571	Small Cap, Class I	459,800	$8,033,740

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For financial reporting purposes, assets received and shares issued by Small Cap were recorded at fair value; however, the cost basis of the investments received from New Vision were carried forward to align ongoing reporting of Small Cap’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		UNREALIZED
MERGED		APPRECIATION
PORTFOLIO	NET ASSETS	(DEPRECIATION)	ACQUIRING PORTFOLIO	VALUE
New Vision	$77,195,574	$8,015,457	Small Cap	$52,655,968

Assuming the acquisition had been completed on October 1, 2010, Small Cap’s results of operations for the year ended September 30, 2011 would have been as follows:

Net investment income	$98,821	(a)
Net realized and change in unrealized gain (loss) on investments	($456,243)	(b)
Net increase (decrease) in assets from operations	($357,422)

Because Small Cap and New Vision sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of New Vision that have been included in Small Cap’s Statement of Operations since November 29, 2010.

(a) $183,038, as reported, minus $84,217 from New Vision pre-merger.
(b) ($7,477,137), as reported, plus $7,020,894 from New Vision pre-merger.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS A SHARES	2012 (z)	2011 (z)	2010
Net asset value, beginning	$15.15	$15.55	$14.14
Income from investment operations:
Net investment income (loss)	.20	.02	(.06)
Net realized and unrealized gain (loss)	4.05	(.42)	1.47
Total from investment operations	4.25	(.40)	1.41
Distributions from:
Net investment income	(.04)	—	—
Total distributions	(.04)	—	—
Total increase (decrease) in net asset value	4.21	(.40)	1.41
Net asset value, ending	$19.36	$15.15	$15.55

Total return*	28.12%	(2.56%)	9.97%
Ratios to average net assets:A
Net investment income (loss)	1.13%	.13%	(.35%)
Total expenses	1.78%	1.81%	1.94%
Expenses before offsets	1.69%	1.69%	1.69%
Net expenses	1.69%	1.69%	1.69%
Portfolio turnover	3%	9%	174%
Net assets, ending (in thousands)	$95,189	$81,374	$34,763

		YEARS ENDED
		September 30,	September 30,
CLASS A SHARES		2009	2008
Net asset value, beginning		$15.61	$18.95
Income from investment operations:
Net investment income (loss)		(.02)	(.04)
Net realized and unrealized gain (loss)		(1.45)	(3.30)
Total from investment operations		(1.47)	(3.34)
Total increase (decrease) in net asset value		(1.47)	(3.34)
Net asset value, ending		$14.14	$15.61

Total return*		(9.42%)	(17.63%)
Ratios to average net assets:A
Net investment income (loss)		(.18%)	(.21%)
Total expenses		2.09%	1.88%
Expenses before offsets		1.70%	1.70%
Net expenses		1.69%	1.69%
Portfolio turnover		61%	62%
Net assets, ending (in thousands)		$34,051	$31,035

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	September 30,	September 30,
CLASS B SHARES	2012 (z)	2011	(z)#
Net asset value, beginning	$14.97	$16.81
Income from investment operations:
Net investment income (loss)	(0.05)	(.21)
Net realized and unrealized gain (loss)	3.97	(1.63)
Total from investment operations	3.92	(1.84)
Total increase (decrease) in net asset value	3.92	(1.84)
Net asset value, ending	$18.89	$14.97

Total return*	26.19%	(10.95%)
Ratios to average net assets:A
Net investment income (loss)	(.31%)	(1.38	%) (a)
Total expenses	3.50%	3.46	% (a)
Expenses before offsets	3.19%	3.19	% (a)
Net expenses	3.19%	3.19	% (a)
Portfolio turnover	3%	9	%**
Net assets, ending (in thousands)	$1,449	$2,183

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS C SHARES	2012 (z)	2011 (z)	2010
Net asset value, beginning	$14.25	$14.77	$13.55
Income from investment operations:
Net investment income (loss)	.03	(.15)	(.15)
Net realized and unrealized gain (loss)	3.80	(.37)	1.37
Total investment operations	3.83	(.52)	1.22
Total increase (decrease) in net asset value	3.83	(.52)	1.22
Net asset value, ending	$18.08	$14.25	$14.77

Total return*	26.88%	(3.52%)	9.00%
Ratios to average net assets:A
Net investment income (loss)	.19%	(.87%)	(1.28%)
Total expenses	2.64%	2.74%	3.17%
Expenses before offsets	2.64%	2.69%	2.69%
Net expenses	2.64%	2.69%	2.69%
Portfolio turnover	3%	9%	174%
Net assets, ending (in thousands)	$9,907	$8,618	$2,583

		YEARS ENDED
		September 30,	September 30,
CLASS C SHARES		2009	2008
Net asset value, beginning		$15.08	$18.50
Income from investment operations:
Net investment income (loss)		(.12)	(.20)
Net realized and unrealized gain (loss)		(1.41)	(3.22)
Total from investment operations		(1.53)	(3.42)
Total increase (decrease) in net asset value		(1.53)	(3.42)
Net asset value, ending		$13.55	$15.08

Total return*		(10.15%)	(18.49%)
Ratios to average net assets:A
Net investment income (loss)		(1.17%)	(1.21%)
Total expenses		3.64%	3.22%
Expenses before offsets		2.70%	2.70%
Net expenses		2.69%	2.69%
Portfolio turnover		61%	62%
Net assets, ending (in thousands)		$1,889	$1,735

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS I SHARES	2012 (z)	2011 (z)	2010
Net asset value, beginning	$15.80	$16.14	$14.56
Income from investment operations:
Net investment income	.35	.17	.08
Net realized and unrealized gain (loss)	4.21	(.45)	1.50
Total from investment operations	4.56	(.28)	1.58
Distributions from:
Net investment income	(.30)	(.06)	—
Total distributions	(.30)	(.06)	—
Total increase (decrease) in net asset value	4.26	(.34)	1.58
Net asset value, ending	$20.06	$15.80	$16.14

Total return*	29.11%	(1.81%)	10.85%
Ratios to average net assets:A
Net investment income	1.88%	.90%	.44%
Total expenses	1.03%	1.08%	1.16%
Expenses before offsets	.92%	.92%	.92%
Net expenses	.92%	.92%	.92%
Portfolio turnover	3%	9%	174%
Net assets, ending (in thousands)	$26,129	$17,895	$12,001

		YEARS ENDED
		September 30,	September 30,
CLASS I SHARES		2009	2008
Net asset value, beginning		$15.94	$19.31
Income from investment operations:
Net investment income		.08	.08
Net realized and unrealized gain (loss)		(1.46)	(3.35)
Total from investment operations		(1.38)	(3.27)
Distributions from:
Net investment income		—	(.10)
Total distributions		—	(.10)
Total increase (decrease) in net asset value		(1.38)	(3.37)
Net asset value, ending		$14.56	$15.94

Total return*		(8.66%)	(17.01%)
Ratios to average net assets:A
Net investment income		.60%	.58%
Total expenses		1.16%	1.11%
Expenses before offsets		.93%	.93%
Net expenses		.92%	.92%
Portfolio turnover		61%	62%
Net assets, ending (in thousands)		$12,428	$14,450

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Portfolio turnover is not annualized for periods less than one year.

# From November 29, 2010 inception.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses

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incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio –how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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*The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

www calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT (UNAUDITED) 54

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder:

Stock markets ended the 2012 annual reporting period sharply higher as the Standard & Poor’s (S&P) 500 Index returned 30.20% versus 1.14% for the 12 months through September 30, 2011. While the two periods shared many commonalities--such as a softening of economic indicators, mounting concerns about sovereign debt in the eurozone, and relatively strong corporate profits--there were some key differences.

Financial markets around the world breathed a sigh of relief after the European Central Bank committed to saving the euro this summer and offered to support the debt markets for any euro member government seeking a new financial bailout. And while the disasters in Japan and strife in the Middle East and North Africa weighed heavily on investor confidence last year, uncertainty closer to home rattled investors this year, primarily as a result of the presidential election and looming “fiscal cliff” in January 2013 that could raise taxes for many Americans. The good news is both situations should see some resolution by the end of 2012.

The U.S. economy’s relative strength was also more evident in this annual reporting period. The divergence with foreign stock market returns widened as the S&P 500 Index more than doubled the 14.33% return of the MSCI EAFE Index for the 12-month period ending September 30, 2012. In the 12 months ending September 30, 2011, the S&P 500 barely eked out a positive return compared with -8.94% for the MSCI EAFE for the same period.

A Truly Uneven Recovery

Within the United States, the economic recovery was also uneven, with some consumers and businesses feeling left behind in the midst of an “improving” economy. For example, growth in northeastern metropolitan areas lagged, while metro areas out west, particularly those in natural gas or high-tech centers, rebounded strongly.1 Also, the housing market finally turned the corner, as national home prices rose 3.6% year-over-year for the past 12 months. However, they surged 9.4% in the western U.S. while notching up only 0.9% in the northeast.2 In employment, more than 70% of jobs lost in service industries during the recession have returned, but only 15% of jobs lost in manufacturing, construction, and other goods-producing industries have come back. The differences are stark even within industries, where retail general merchandisers such as Costco recouped 92% while department stores regained just 41% of lost jobs.3 Overall, we remain cautiously optimistic about the economic recovery ahead. As both citizens and investors, we hope that government legislators return to the negotiating table after the election and give us all the gift of more certainty before the holidays.

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Making Strides in Board Diversity

Calvert continued its advocacy efforts in many areas, including board diversity. The United Nations Gender Equality for Sustainable Business Event in March marked the two-year anniversary of the U.N.’s Women’s Empowerment Principles (WEP), which were adapted from the Calvert’s Women Principles®, and emphasized the business case for promoting gender equality and women’s empowerment in the workplace. Calvert also joined the newly formed WEP Leadership Group to expand implementation of the Principles.

On March 21, we testified before the Senate Democratic Steering and Outreach Committee about the importance of gender equity in economic empowerment and job creation, highlighting research showing the inclusion of women in corporate management correlates with higher shareholder value and better operating results.

Creating “The Future We Want” in Rio

Finally, I had the pleasure of representing Calvert by speaking at several events at the Rio + 20 Summit about board oversight of sustainability, social enterprise and impact investing, the role of business in promoting gender equality, the business case for the green economy, and establishing value for natural capital.

The first Earth Summit in Rio de Janeiro 20 years ago created climate and biodiversity conventions and set the stage for frameworks to address global environmental degradation, climate change, and poverty. However, global economic uncertainty weighed heavily on the Rio + 20 Summit. While negotiations continued to advance toward 2015, we’re disappointed by the lack of concrete commitments needed for substantial progress on critical sustainability issues.

However, side events sponsored by private-sector and non-governmental organizations sparked many innovative initiatives and positive outcomes. A number of major companies made significant commitments on water, energy, renewable materials, and deforestation. Corporate and investor disclosure of environmental, social, and governance (ESG) impacts took a real step forward as well. In fact, NASDAQ will now encourage companies on its exchange to report on ESG issues, or explain why they do not.

While these efforts can’t substitute for binding governmental commitments, we are happy to see so many companies and investors stepping up to the plate and believe the private sector will remain a key driver of progress on sustainability issues over the next few years.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of stocks, bonds, and cash appropriate for your goals and risk tolerance is one of the best ways to mitigate the effects of an uneven economic recovery. We also recommend discussing any changes in your financial situation with your investment advisor.

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A financial services consulting firm recently named Calvert as one of the Top Social Media Leaders in 2012 for using Facebook to share valuable content with investors and advisors.4 Join the dialogue at www.facebook.com/calvert.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. You can now get the same information on the go with our new iPhone® app, available free at iTunes.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.
October 2012

1. Brookings Institution, Metro Monitor - September 2012, www.brookings.edu/research/ interactives/metromonitor#overall

2. Clear Capital, “June Home Prices Provide Further Evidence of Budding Recovery. Forecast Indicates Further Increases Through 2012,” July 2012 Market Report, http:// clearcapital.com/ company/MarketReport.cfm?month=July&year=2012

3. Paul Davison and Barbara Hansen, “Service Businesses Lead Uneven Jobs Recovery,” USA Today, July 15, 2012, www. usatoday.com/money/economy/story/2012-07-15/jobs-recovered/56242656/1

4. kasina ranked Calvert fifth of 53 asset management and insurance companies for using Facebook to tell a compelling brand story and share valuable content with investors and advisors. The ranking was based on kasina’s three-tier methodology that ranked firms based on content, branding, interactivity, and usability on each social platform. For more information, visit www.kasina.com.

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As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

The Future We Want

In addition to the highlights from the June Rio + 20 Summit in Rio de Janeiro mentioned in the letter from CEO and President Barbara Krumsiek, other specific accomplishments included: -- Private investors committed to investing more than $50 billion in clean energy and more than 50 governments pledged to adopt clean energy goals. These agreements are part of the Sustainable Energy for All initiative, which aims to provide electricity access to everyone on earth by 2030 and to double energy efficiency and alternative energy production.

-- The Natural Capital Declaration (NCD) was launched in Rio. It seeks to engage investors, governments, and insurers to develop tools for valuing “natural capital,” or goods and services derived from the environment, such as food, clean water, and biodiversity. Calvert is a signatory to the NCD and spoke at the launch, stressing the need for companies to disclose their use of natural resources and clarify potential impacts on local communities and Indigenous Peoples.

-- 45 CEO members of the U.N. CEO Water Mandate committed to making water use efficiency and wastewater goals for their own operations. The group will also lobby governments to include more input from grassroots and non-governmental organizations on improving water infrastructure and pricing, and increasing efficiency. Signatories include Calvert, Coca-Cola, PepsiCo, and Unilever.

-- Other corporate commitments focused on improving company operations and products.

For example, Infosys committed to sourcing 100% of its electricity from alternative energy.

Helping Companies Combat Climate Change Risks

Economic and insured losses from natural catastrophes set new records last year, driving home the very real physical climate risks for investors. Extreme weather events accounted for 90% of the disasters and eight of the 10 most costly events, causing overall losses of more than $148 billion. To that end, Calvert co-authored two reports to help companies evaluate their exposure to climate risks and protect shareholder value.

-- Oxfam America and Ceres joined us to create Physical Risks from Climate Change: A guide for companies and investors on disclosure and management of climate impacts. The guide focuses on companies in the agriculture, food and beverage, apparel, electric power, insurance, min-

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ing, oil and gas, and tourism sectors—all of which are considered highly vulnerable to climate impacts.

-- We also developed Value Chain Climate Resilience: A guide to managing climate impacts in companies and communities, a first-of-its-kind guide to help businesses assess and prepare for the risks and opportunities posed by climate change, with other leading companies from the Partnership for Resilience and Environmental Preparedness (PREP).

While written for all companies, it provides additional material for managers and executives in three highly vulnerable business sectors: food, beverage and agriculture; water and energy utilities; and general manufacturing.

Vote on Water Risks Resolution Receives Strong Support

This spring, Calvert filed 24 shareholder resolutions to keep the sustainability issues with a real impact on profits, people, and the planet front and center, including several on water-related issues. Since our last report, the resolution on water scarcity and pollution risks at Fossil was voted upon by shareholders and received 31% support.

As an apparel company, Fossil relies on water- and energy-intensive processes for producing cotton, leather, and other products. These processes can also pollute water supplies, especially in developing countries.

ESG Risks and Opportunities Facing Fiduciaries

Calvert staff advanced our advocacy goals by presenting at a number of conferences and events during the year. In June, Calvert Senior Vice President for Sustainability Research and Policy Bennett Freeman spoke at the RFK Compass Conference, which helps investors and asset owners explore the issues of fiduciary responsibility, sustainability, and investing in the current global economic environment.

The audience included a number of state treasurers and chief investment officers of pension funds, as well as other asset managers.

Mr. Freeman gave Calvert’s perspective on critical corporate responsibility risks and opportunities facing investors and companies alike. In particular, he focused on Calvert’s fund strategies with innovative sustainability themes such as Calvert Global Water Fund and Calvert Global Alternative Energy Fund.

New Standards Will Nearly Double Fuel Efficiency by 2025

Newly finalized corporate average fuel economy (CAFE) standards require car and light-duty truck efficiency to reach the equivalent of 54.5 mpg by 2025. This historic progress will benefit the environment and energy security by reducing oil consumption by an estimated 12 billion barrels while saving consumers about $1.7 trillion. The major automakers supported the new standards and have already begun work to provide more innovative, fuel-efficient, and cleaner vehicles.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 5

Fuel economy rules are critical for the environment and investors. In the U.S., transportation alone represents nearly 30 percent of GHGs, with about two-thirds coming from passenger cars and light-duty trucks.1 Furthermore, transportation emissions have grown faster than any other economic sector since 1990.2 Yet before 2010, the standards had not been changed for decades.

Calvert has long advocated for higher standards that we believe will help American automakers become more competitive. Higher standards will also boost U.S. policy efforts to mitigate climate change, as more than 90% of a vehicle’s contribution to climate change through greenhouse gas emissions (GHGs) is related to fuel consumption.3 We have made this case in public testimony to Environmental Protection Agency (most recently in support of California’s Advanced Clean Cars Program), meetings with Obama administration officials, dialogues with the auto industry, and the media. We will continue to support greater vehicle efficiency, as well as the move towards lower-carbon fuels and other environmental objectives, in our on-going engagements with leading automakers and in public policy settings.

In the News

Finally, we just want to mention that several media venues also featured Calvert Global Water Fund in recent months, including a May article “Fund Makes Waves with Water Stocks” on Dow Jones Newswires and a September article “From Red to Blue” in Financial Advisor.

1. ACEEE, Automobiles and the Environment, www.greenercars.org/guide_environment.htm

2. NHTSA,EPA/NHTSA Fact Sheet on Rulemaking, www.nhtsa.gov/staticfiles/rulemaking/pdf/cafe/
CAFE_2014-18_Trucks_FactSheet-v1.pdf

3. Environmental Protection Agency, Greenhouse Gas Emissions from the U.S. Transportation Sector,
www.epa.gov/otaq/climate/420r06003.pdf

As of September 30, 2012, the Funds did not hold Coca-Cola, PepsiCo, Unilever, Infosys, or Fossil. All holdings are subject to change without notice.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 6

For the 12-month period ended September 30, 2012, Calvert Global Alternative Energy Fund Class A shares (at NAV) returned -3.27% compared with -10.78% for the Ardour Global Alternative Energy Index (Composite). The Fund fared better than the benchmark due to stock selection, although sector allocation added value as well.

Investment Climate

Most of the major global equity markets (except Japan) earned double-digit percentage returns over the period, both in local currency and in U.S. dollars. However, this positive backdrop for equities did not help the renewable energy sector, where a number of head-winds hampered progress.

Without a doubt, the eurozone sovereign debt crisis was a dominant force in fueling market volatility. One crisis after another rocked global financial markets, as a number of countries on the periphery of Europe struggled to fund their excess debt. This did not help the Fund, given its relatively high weighting in the region, specifically in the southern euro countries. The Spanish and Italian indices were among the worst-performing equity indi-

CALVERT GLOBAL
ALTERNATIVE
ENERGY FUND
September 30, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	9/30/12	9/30/12
Class A	-10.88%	-3.27%
Class C	-11.35%	-4.38%
Class I	-10.52%	-2.77%
Class Y	-10.89%	-3.10%

Ardour Global Alternative
Energy Index
(Composite)	-12.55%	-10.78%

Lipper Global Natural
Resources Funds Average	-4.70%	11.29%

% of Total
ECONOMIC SECTORS	Investments
Consumer Discretionary	5.3%
Consumer Staples	3.7%
Energy	3.1%
Industrials	30.3%
Information Technology	17.0%
Materials	11.1%
Short-Term Investments	2.7%
Utilities	26.8%
Total	100%

TEN LARGEST	% of Net
STOCK HOLDINGS	Assets
Cooper Industries plc	5.1%
Itron, Inc.	5.0%
EDP Renovaveis SA	4.3%
Covanta Holding Corp.	3.9%
Calgon Carbon Corp.	3.9%
La séchilienne-Sidec SA	3.8%
Cosan Ltd.	3.6%
Prysmian SpA	3.4%
Novozymes A/S	3.3%
Johnson Controls, Inc.	3.2%
Total	39.5%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum
4.75% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 7

ces during the period. Although the bulk of our holdings in Iberia and Italy generate the majority of their sales outside the Mediterranean region, they nevertheless struggled.

However, the markets--including alternative energy stocks--responded more positively when European Union leaders agreed to lend bailout funds directly to troubled banks of member countries in June. The announcement of the European Central Bank’s (ECB) willingness to buy unlimited amounts of bonds from periphery countries, effectively removing the possibility of a sovereign default, also prompted a positive response. However, the extent and severity of the conditions the ECB will impose on those countries remains an issue.

Global economic news was mixed throughout the reporting period. Although employment was a growing concern, the U.S. economy held up reasonably well and the Federal Reserve’s latest round of quantitative easing improved market sentiment. In contrast, the eurozone fell back into negative growth. Also, the lack of growth in relatively debt-free emerging markets disappointed--China’s ability to avoid a hard landing was of particular concern. On the whole, authorities reacted accordingly by easing monetary policy but markets remained frustrated that these moves may not be sufficient.

The corporate sector demonstrated continued strength. Companies in general had very strong cash balances, which they put to work through M&A activity, dividend increases, and share buybacks. This proactive cash distribution was well received by the markets. However, companies operating in the renewable energy space seek to raise funds, not distribute them, which continued to be a negative for these companies.

Portfolio Strategy

While stock selection was the primary driver of the Fund’s relative performance, sector positioning added value as well. We trimmed weightings in Solar and Wind during the period. These continue to be pivotal parts of the Fund and we believe these two sub-sectors are best positioned to compete with traditional forms of energy over the long term. However, current sentiment toward them is weak, with a number of headwinds causing investor uncertainty.

Within Solar, we favor Canadian Solar and low-cost Chinese players such as Trina Solar, which are well-positioned to benefit from strong local demand and increasing global market share. We believe further rationalization of capacity in the market is necessary and expect market leaders with excellent cost structures to increase share as the industry continues to consolidate.

In Wind, we have retained core holdings in wind farm operators with strong balance sheets not exposed to merchant pricing in the United States. We continue to hold Iberian wind farm operators, despite noise surrounding imminent energy sector reform. Recent actions by Spanish and Portuguese governments removed a significant headwind for renewable energy and utility companies in this region. We also believe these stocks are attractively priced and already reflect the risks of higher generation taxes. We favor Chinese wind farm operators such as China Longyuan and China Suntien Energy, both of which enjoy reasonable financing costs and geographically diverse asset pipelines.

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Meanwhile, we built the position in Smart Technologies, which offers exposure to several secular growth themes such as the roll-out of smart metering technology and the integration of the European electrical grid. In fact, our preferred growth markets are smart metering, cabling, and storage solutions--all of which are essential in facilitating the long-term deployment of renewable energy.

Prysmian and Itron are two Smart Technology holdings that contributed to performance. Prysmian gained 38% on positive earnings and strong contract wins in its underground and submarine cabling business. Itron rose more than 45% due to positive earnings and outlook statements throughout the reporting period.1 It also finalized the acquisition of SmartSynch, which should complement current offerings and help win more contracts. SIG, a leading supplier of insulation and roofing products, benefitted from the eurozone’s improved outlook.

We also increased our position in Cooper Industries, a leading U.S. industrial player with exposure to the transmission and distribution, smart grid, and energy efficiency lighting markets. Cooper was the the largest Fund holding as of September 30, 2012.

We added to Biomass, based on our strong conviction for specific companies, and it is now the Fund’s second largest sub-sector weighting. Along with a dominant position in the U.S. waste-to-energy market, Covanta benefits from strong free cash flow generation and a highly contracted revenue stream. We also favor cellulosic ethanol company Novozymes, which we believe offers attractive long-term growth prospects and a robust margin outlook.

CALVERT GLOBAL
ALTERNATIVE
ENERGY FUND
September 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	-7.81%
Five year	-20.95%
Since inception (5/31/2007)	-18.45%

CLASS C SHARES	(with max. load)
One year	-5.34%
Five year	-20.96%
Since inception (7/31/2007)	-19.66%

CLASS I SHARES
One year	-2.77%
Five year	-19.79%
Since inception (5/31/2007)	-17.31%

CLASS Y SHARES*
One year	-3.10%
Five year	-20.11%
Since inception (5/31/2007)	-17.64%

*Calvert Global Alternative Energy Fund first offered Class Y shares on July 29, 2011. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

But the Fund’s best performer was waste-to-energy company China Everbright, as a recent rate hike and strong demand

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and I shares and reflect the deduction of the maximum front-end sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.28%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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pushed gains past 100%. Cosan was another top performer, as strong quarterly numbers and an upbeat outlook statement generated returns of more than 70% for Brazil’s largest ethanol and sugar producer.

The strategic decision to reduce allocations to Solar and Wind proved beneficial. The Fund is now underweight Solar but broadly neutral versus the benchmark in Wind. Key positives were the strong returns from the Biomass and Smart Technologies sectors.

Outlook

Markets have been dominated in recent months by fiscal and political issues and the strongly positive actions taken by central banks. In Europe, policymakers have made considerable strides since the European Union summit at the end of June. But the crisis is far from over and more twists and turns are expected before this ceases to be an important market issue.

In the United States, markets are focused on the forthcoming elections as well as the “fiscal cliff” scheduled for January 1, when the economy will be hit by significant tax increases and spending cuts unless Congress acts to prevent this. As a counterbalance, the Federal Reserve’s significant quantitative easing measures should help spur growth.

Meanwhile, emerging markets are grappling with slowing growth, albeit from relatively high levels. Authorities in these economies are expected to announce further easing measures to promote growth.

M&A activity has not been a prominent feature within the alternative energy sector and the emergence of some deals over the past few months bodes well for the sector. The rally after a German smart metering company received a bid at a 43% premium to its average trading price highlights the valuation discount that currently exists in the sector.

Overall, with equities posting strong double-digit percentage returns for the year to date, range trading is likely to occur until year-end as markets wait for evidence of an upturn in fundamentals into 2013.

October 2012

1. Individual security returns reflect total returns for period held in portfolio.

As of September 30, 2012, the following companies represented the following percentages of Fund net assets: Canadian Solar 0.65%, Trina Solar 1.42%, China Longyuan 2.82%, China Suntien 2.36%,
Prysmian 3.45%, Itron 5.03%, SIG 2.58%, Cooper Industries 5.07%, Covanta 3.90%, Novozymes
3.30%, China Everbright 2.77%, and Cosan 3.63%. Holdings are subject to change.

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Calvert Global Water Fund Class A Shares (at NAV) returned 25.16% for the 12-month period ended September 30, 2012, versus 22.45% for the S-Network Global Water Index. The outperformance was primarily from stock selection.

Investment Climate

Most of the major global equity markets (except Japan) earned double-digit percentage returns over the period, both in local currency and in U.S. dollars. This positive backdrop for equities benefitted performance of water-related stocks.

Without a doubt, the eurozone sovereign debt crisis was a dominant force in fueling market volatility. One crisis after another rocked global financial markets, as a number of countries on the periphery of Europe struggled to fund their excess debt. However, the markets responded more positively when European Union leaders agreed to lend bail-out funds directly to troubled banks of member countries in June.

The announcement of the European Central Bank’s (ECB) willingness to buy unlimited amounts of bonds from periphery countries, effectively removing the possibility of a sover-

CALVERT GLOBAL WATER
FUND
September 30, 2012

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	9/30/12	9/30/12
Class A	1.91%	25.16%
Class C	1.38%	23.90%
Class Y	2.10%	25.55%

S-Network Global Water
Index	3.70%	22.45%

Lipper Global Natural
Resources Funds
Average	-4.70%	11.29%

% of Total
ECONOMIC SECTORS	Investments
Consumer Discretionary	3.0%
Financials	0.7%
Industrials	57.7%
Information Technology	8.3%
Materials	3.8%
Short-Term Investments	3.4%
Utilities	23.1%
Total	100%

TEN LARGEST	% of Net
STOCK HOLDINGS	Assets
Ebara Corp.	6.2%
Kurita Water Industries Ltd.	6.2%
SPX Corp.	6.1%
Suez Environnement SA	5.8%
Flowserve Corp.	5.3%
Itron, Inc.	4.7%
Gardner Denver, Inc.	4.0%
Pentair, Inc.	4.0%
Calgon Carbon Corp.	3.8%
United Utilities Group plc	3.8%
Total	49.9%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 12 eign default, also prompted a positive response. However, the extent and severity of the conditions the ECB will impose on those countries remains an issue.

Global economic news was mixed throughout the year. Although employment was a growing concern, the U.S. economy held up reasonably well and the Federal Reserve’s latest round of quantitative easing improved market sentiment. In contrast, the euro-zone fell back into negative growth. Also, the lack of growth in relatively debt-free emerging markets disappointed--China’s ability to avoid a hard landing was of particular concern. On the whole, authorities reacted accordingly by easing monetary policy but markets remained frustrated that these moves may not be sufficient.

The corporate sector demonstrated continued strength. Companies in general had very strong cash balances, which they put to work through M&A activity, dividend increases, and share buybacks. This proactive use was well received by the markets.

Portfolio Strategy

While stock selection was the primary driver of the Fund’s outperformance, there was added value in the Fund’s sector positioning as well. During the reporting period, we transitioned the Fund from a defensive position, with a high weighting in regulated Utilities, toward the cyclically oriented Infrastructure sub-sector, which has risk-reward opportunities we believe are more attractive.

Our high conviction in Water Infrastructure is driven by a unique valuation anomaly between Infrastructure and Utilities, demand for water infrastructure products in long-cycle industrial projects, strength in other underlying end-markets, and good visibility in sales growth over the next few years. Infrastructure now accounts for almost 50% of the portfolio and this positioning is the principal reason behind the Fund’s outperformance of the benchmark, with notable returns coming from Flowserve and Sulzer. Recent results from these pump companies only bolstered our conviction, with strong growth in July sales and orders and positive management commentary about bidding activity.

Sulzer was a new holding this year, as were Gardner Denver and SPX. These reflect our focus on end markets that tend to rebound toward the end of an economic recovery, where we believe significant growth potential exists. In fact, more than two-thirds of the Water Infrastructure sub-sector is now devoted to these businesses, which are mostly pump companies with large backlogs.

The Utilities sub-sector has gone from the largest sub-sector holding at the end of September 2011 to the smallest one at the end of September 2012. Along the way, we trimmed holdings in regulated utilities such as United Utilities, Severn Trent, and American Water Works. We also exited positions in Pennon Group and Northumbrian Water, the latter following completion of its acquisition.

We believe that Utilities in both regulated and emerging markets are now fairly valued and have only modest upside potential. However, as seen in recent months, these stocks are still a valuable diversifier and tend to do exceptionally well in risk-averse periods. Nevertheless, we were able to extract some strong performances by increasing exposure to emerging markets, mostly within the Utilities sub-sector. Notable positive contribu-

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 13 tors included Beijing Enterprises (purchased in October 2011), Manila Water, and China Everbright.

Our weighting in Water Technology has been relatively stable. In general, our holdings had very strong balance sheets, defensible market leadership positions, and strong free cash flow. We added to companies like Kurita Water and Calgon Carbon, which, in our opinion, offer stable earnings and below-market risk and present more attractive defensive options than regulated Utilities.

We also continue to invest in Technology companies representing multiple investment themes dependent on strong market tailwinds--such as ballast water treatment and smart meters, as well as company-specific drivers. M&A is a strong feature of this sub-sector as well, boosting stocks such as metering company Elster, one of the Fund’s largest holdings and target of a bid from U.K. private equity group Melrose, in June.

Outlook

Markets have been dominated in recent months by fiscal and political issues and the strongly positive actions taken by central banks. In Europe, policymakers have made considerable strides since the European Union summit at the end of June. But the crisis is far from over and more twists and turns are expected before this ceases to be an important market issue.

In the United States, markets are focused on the forthcoming elections as well as the “fiscal cliff” scheduled for January 1, when the economy will be hit by significant tax increases and spending cuts unless Congress acts to prevent this. As a counterbalance, the Federal Reserve’s significant quantitative easing measures should help spur growth.

We believe the U.S. residential housing market is starting to turn a corner. Housing data from existing home sales to housing permits has been positive this year. Municipal bond issuance above the five-year averages and rebounding tax receipt data supports an improvement in municipal spending from current levels. Companies also say they’re starting to see more replacement work as opposed to repair and maintenance.

Meanwhile, emerging markets are grappling with slowing growth--albeit from relatively high levels. Authorities in these economies are expected to announce further easing measures to promote growth.

With equities posting strong double-digit percentage returns year to date, range trading is likely to occur until year-end as markets wait for evidence of an upturn in fundamentals into 2013.

October 2012

As of September 30, 2012, the following companies represented the following percentages of Fund net assets: Flowserve 5.30%, Sulzer 3.52%, Gardner Denver 4.04%, SPX 6.11%, United Utilities 3.74%, Severn Trent 2.48%, American Water Works 1.04%, Pennon Group 0%, Northumbrian Water 0%, Beijing Enterprises 2.22%, Manila Water 1.53%, China Everbright 1.33%, Kurita Water 6.20%, Calgon Carbon 3.75%, and Elster 0%. Holdings are subject to change.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A, C and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.31%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 15

CALVERT GLOBAL WATER
FUND
September 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	19.24%
Since inception (9/30/2008)	4.45%

CLASS C SHARES	(with max. load)
One year	22.90%
Since inception (9/30/2008)	4.69%

CLASS Y SHARES
One year	25.55%
Since inception (9/30/2008)	5.91%

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 16

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 17

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
GLOBAL ALTERNATIVE ENERGY	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/12	9/30/12	4/1/12 - 9/30/12

CLASS A
Actual	$1,000.00	$891.20	$8.75
Hypothetical	$1,000.00	$1,015.75	$9.32
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$886.50	$13.44
Hypothetical	$1,000.00	$1,010.75	$14.33
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$894.80	$6.63
Hypothetical	$1,000.00	$1,018.00	$7.06
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$891.10	$7.56
Hypothetical	$1,000.00	$1,017.00	$8.07
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.85%, 2.85%, 1.40%, and 1.60% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
GLOBAL WATER	4/1/12	9/30/12	4/1/12 - 9/30/12

CLASS A
Actual	$1,000.00	$1,019.10	$9.34
Hypothetical	$1,000.00	$1,015.75	$9.32
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,013.80	$14.35
Hypothetical	$1,000.00	$1,010.75	$14.33
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,021.00	$8.08
Hypothetical	$1,000.00	$1,017.00	$8.07
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.85%, 2.85%, and 1.60% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of The Calvert Impact Fund, Inc. and
Shareholders of Calvert Global Alternative Energy Fund and Calvert Global Water Fund:

We have audited the accompanying statements of net assets of the Calvert Global Alternative Energy Fund and Calvert Global Water Fund (the Funds), each a series of The Calvert Impact Fund, Inc., as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Global Alternative Energy Fund and Calvert Global Water Fund as of September 30, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 29, 2012

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GLOBAL ALTERNATIVE ENERGY FUND
STATEMENT OF NET ASSETS
SEPTEMBER 30, 2012

EQUITY SECURITIES - 96.1%	SHARES	VALUE
Australia - 3.3%
Ceramic Fuel Cells Ltd.*	28,010,101	$1,694,471
Infigen Energy*	2,466,481	678,945
		2,373,416

Austria - 2.4%
Verbund AG	85,427	1,768,320

Belgium - 4.2%
4Energy Invest NV*	194,838	112,727
Elia System Operator SA/NV	36,008	1,474,049
Umicore SA	28,540	1,492,524
		3,079,300

Brazil - 3.6%
Cosan Ltd.	167,300	2,653,378

Canada - 1.9%
Ballard Power Systems, Inc.*	377,838	271,288
Canadian Solar, Inc.*	169,477	472,841
Westport Innovations, Inc.*	23,875	665,952
		1,410,081

China - 6.6%
China Hydroelectric Corp. (ADR), Warrants (strike price
$15.00/share, expires 1/25/14)*	76,420	1,139
China Longyuan Power Group Corp.	3,127,000	2,056,693
China Suntien Green Energy Corp. Ltd.	9,350,000	1,724,325
Trina Solar Ltd. (ADR)*	226,600	1,037,828
		4,819,985

Denmark - 3.3%
Novozymes A/S, Series B	87,453	2,411,550

France - 6.6%
La séchilienne-Sidec SA	176,968	2,784,941
Mersen	19,800	582,962
Saft Groupe SA	60,783	1,408,631
		4,776,534

Germany - 1.0%
PSI AG Gesellschaft Fuer Produkte und Systeme der
Informationstechnologie	35,134	739,914

Hong Kong - 2.8%
China Everbright International Ltd.	3,829,000	2,024,606

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EQUITY SECURITIES - cont’d	SHARES	VALUE
Italy - 5.6%
Enel Green Power SpA	903,307	$1,528,379
Prysmian SpA	141,205	2,519,878
		4,048,257

Japan - 2.0%
Kyocera Corp	16,800	1,457,495

South Korea - 1.8%
Taewoong Co. Ltd.*	64,053	1,273,654

Spain - 6.4%
EDP Renovaveis SA*	694,241	3,110,663
Iberdrola SA	337,625	1,531,451
		4,642,114

Taiwan - 1.1%
Taiwan Surface Mounting Technology Co. Ltd.	451,005	803,127

United Arab Emirates - 0.7%
Lamprell plc	296,523	526,186

United Kingdom - 4.7%
ITM Power plc*	553,252	316,840
Johnson Matthey plc	32,182	1,252,733
SIG plc	1,178,461	1,882,082
		3,451,655

United States - 38.1%
Advanced Energy Industries, Inc.*	86,970	1,071,470
Ameresco, Inc.*	125,205	1,478,671
Calgon Carbon Corp.*	196,719	2,815,049
Cooper Industries plc	49,304	3,700,758
Covanta Holding Corp.	165,861	2,846,175
Cree, Inc.*	71,914	1,835,965
FuelCell Energy, Inc.*	372,617	327,903
Itron, Inc.*	85,102	3,672,151
Johnson Controls, Inc	84,870	2,325,438
MEMC Electronic Materials, Inc.*	404,431	1,112,185
NextEra Energy, Inc.	30,526	2,146,894
Ormat Technologies, Inc.	112,954	2,117,887
Polypore International, Inc.*	31,703	1,120,701
Tesla Motors, Inc.*	42,473	1,243,609
		27,814,856

Total Equity Securities (Cost $89,844,697)		70,074,428

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	PRINCIPAL
TIME DEPOSIT - 2.6%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.113%, 10/1/12	$1,908,072	$1,908,072

Total Time Deposit (Cost $1,908,072)		1,908,072

TOTAL INVESTMENTS (Cost $91,752,769) - 98.7%		71,982,500
Other assets and liabilities, net - 1.3%		960,847
NET ASSETS - 100%		$72,943,347

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:

Class A: 11,189,293 shares outstanding		$228,770,994
Class C: 2,717,507 shares outstanding		51,434,713
Class I: 139,532 shares outstanding		6,871,136
Class Y: 168,500 shares outstanding		990,033
Accumulated net realized gain (loss) on investments
and foreign currency transactions		(195,347,413)
Net unrealized appreciation (depreciation) on investments, foreign
currencies and assets and liabilities denominated in foreign currencies		(19,776,116)

NET ASSETS		$72,943,347

NET ASSET VALUE PER SHARE
Class A (based on net assets of $57,727,037)		$5.16
Class C (based on net assets of $13,594,658)		$5.00
Class I (based on net assets of $724,551)		$5.19
Class Y (based on net assets of $897,101)		$5.32

*Non-income producing security.

Abbreviations:
ADR: American Depository Receipts
plc: Public Limited Company

See notes to financial statements.

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GLOBAL WATER FUND
STATEMENT OF NET ASSETS
SEPTEMBER 30, 2012

EQUITY SECURITIES - 96.5%	SHARES	VALUE
Brazil - 0.6%
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	4,987	$404,994

Canada - 1.8%
GWR Global Water Resources Corp.*	66,409	189,017
Pure Technologies Ltd.*	214,398	1,046,110
		1,235,127

China - 3.3%
Beijing Enterprises Water Group Ltd.	6,328,000	1,517,927
Sound Global Ltd.	1,257,000	548,394
Tri-Tech Holding, Inc.*	49,259	186,199
		2,252,520

Finland - 1.6%
Uponor Oyj	100,218	1,056,573

France - 8.1%
Suez Environnement SA	346,267	3,926,181
Veolia Environnement SA	145,754	1,573,377
		5,499,558

Germany - 0.3%
Joyou AG*	21,827	233,877

Hong Kong - 1.3%
China Everbright International Ltd.	1,715,000	906,816

Japan - 14.3%
Ebara Corp.	1,011,000	4,242,775
Kurita Water Industries Ltd.	191,000	4,238,180
Organo Corp.	167,800	1,033,676
Torishima Pump Manufacturing Co. Ltd.	36,200	258,770
		9,773,401

Netherlands - 1.9%
Aalberts Industries NV	71,049	1,276,128

Philippines - 1.5%
Manila Water Co., Inc	1,615,400	1,045,566

South Korea - 2.7%
Woongjin Coway Co. Ltd.	66,020	1,826,587

Switzerland - 4.5%
Georg Fischer AG*	1,815	642,008
Sulzer AG	16,518	2,407,411
		3,049,419

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EQUITY SECURITIES - cont’d	SHARES	VALUE
United Kingdom - 8.7%
Severn Trent plc	62,498	$1,692,797
The Weir Group plc	59,880	1,707,860
United Utilities Group plc	221,357	2,556,787
		5,957,444

United States - 45.9%
AECOM Technology Corp.*	113,701	2,405,913
Agilent Technologies, Inc.	35,454	1,363,206
American Water Works Co., Inc.	19,190	711,181
Calgon Carbon Corp.*	178,899	2,560,045
California Water Service Group	74,574	1,390,805
Danaher Corp.	24,940	1,375,441
Energy Recovery, Inc.*	32,649	96,641
Flowserve Corp.	28,324	3,618,108
Gardner Denver, Inc	45,716	2,761,703
IDEX Corp.	32,765	1,368,594
Itron, Inc.*	75,030	3,237,544
Northwest Pipe Co.*	6,139	151,327
Pall Corp.	10,816	686,708
Pentair, Inc.*	61,413	2,733,493
Pico Holdings, Inc.*	21,400	488,348
Rexnord Corp.*	22,811	415,616
SPX Corp.	63,876	4,178,129
Watts Water Technologies, Inc	10,447	395,210
Xylem, Inc.	53,718	1,351,008
		31,289,020

Total Equity Securities (Cost $63,962,629)		65,807,030

	PRINCIPAL
TIME DEPOSIT - 3.3%	AMOUNT
State Street Bank Time Deposit, 0.113%, 10/1/12	$2,279,240	2,279,240

Total Time Deposit (Cost $2,279,240)		2,279,240

TOTAL INVESTMENTS (Cost $66,241,869) - 99.8%		68,086,270
Other assets and liabilities, net - 0.2%		144,187
NET ASSETS - 100%		$68,230,457

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares autorized:
Class A: 3,501,120 shares outstanding	$53,290,754
Class C: 557,346 shares outstanding	8,288,044
Class Y: 230,298 shares outstanding	3,802,850
Undistributed net investment income	38,151
Accumulated net realized gain (loss) on investments and foreign
currency transactions	968,563
Net unrealized appreciation (depreciation) on investments, foreign currencies and assets and liabilities denominated in
foreign currencies	1,842,095

NET ASSETS	$68,230,457

NET ASSET VALUE PER SHARE
Class A (based on net assets of $55,964,366)	$15.98
Class C (based on net assets of $8,574,460)	$15.38
Class Y (based on net assets of $3,691,631)	$16.03

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

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STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2012

	GLOBAL ALTERNATIVE	GLOBAL
NET INVESTMENT INCOME	ENERGY FUND	WATER FUND
Investment Income:
Dividend income (net of foreign taxes withheld of
$121,702 and $71,773, respectively)	$1,457,708	$1,089,084
Interest income	1,960	1,646
Total investment income	1,459,668	1,090,730

Expenses:
Investment advisory fee	839,433	514,553
Transfer agency fees and expenses	505,810	173,688
Administrative fees	298,988	189,572
Distribution Plan expenses:
Class A	167,667	110,796
Class C	156,485	65,727
Directors’ fees and expenses	10,590	6,869
Custodian fees	102,695	129,074
Registration fees	56,322	37,826
Reports to shareholders	186,564	53,023
Professional fees	21,637	19,697
Accounting fees	13,380	8,642
Miscellaneous	14,766	8,954
Total expenses	2,374,337	1,318,421
Reimbursement from Advisor:
Class A	(481,299)	(219,078)
Class C	(81,138)	(22,677)
Class I	(18,861)	—
Class Y	(26,185)	(16,994)
Fees paid indirectly	(76)	(21)
Net expenses	1,766,778	1,059,651

NET INVESTMENT INCOME (LOSS)	(307,110)	31,079

REALIZED AND UNREALIZED
GAIN (LOSS)
Net realized gain (loss) on:
Investments	(49,220,482)	2,805,784
Foreign currency transactions	83,834	7,139
	(49,136,648)	2,812,923

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	46,761,788	8,790,505
Assets and liabilities denominated in foreign currencies	11,011	451
	46,772,799	8,790,956

NET REALIZED AND UNREALIZED
GAIN (LOSS)	(2,363,849)	11,603,879

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($2,670,959)	$11,634,958

See notes to financial statements.

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GLOBAL ALTERNATIVE ENERGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income (loss)	($307,110)	$1,933,804
Net realized gain (loss)	(49,136,648)	(11,651,041)
Change in unrealized appreciation (depreciation)	46,772,799	(43,271,372)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATION	(2,670,959)	(52,988,609)

Distributions to shareholders from:
Net investment income:
Class A shares	(1,829,365)	—
Class C shares	(153,641)	—
Class I shares	(222,269)	—
Total distributions	(2,205,275)	—

Capital share transactions:
Shares sold:
Class A shares	9,566,169	23,615,499
Class C shares	1,717,014	4,664,095
Class I shares	1,628,985	6,218,198
Class Y shares	1,128,692	9,738
Reinvestment of distributions:
Class A shares	1,652,099	—
Class C shares	118,000	—
Class I shares	209,486	—
Redemption fees:
Class A shares	931	5,635
Class C shares	246	62
Class I shares	—	95
Class Y shares	25	—
Shares redeemed:
Class A shares	(26,564,758)	(51,401,154)
Class C shares	(5,819,245)	(9,836,451)
Class I shares	(5,824,355)	(7,702,903)
Class Y shares	(139,971)	—
Total capital share transactions	(22,326,682)	(34,427,186)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,202,916)	(87,415,795)

NET ASSETS
Beginning of year	100,146,263	187,562,058
End of year (including undistributed net investment
income of $0 and $1,741,417, respectively)	$72,943,347	$100,146,263

See notes to financial statements.

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GLOBAL ALTERNATIVE ENERGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	1,764,539	2,903,388
Class C shares	330,405	593,449
Class I shares	305,708	817,417
Class Y shares	193,885	1,562
Reinvestment of distributions:
Class A shares	320,174	—
Class C shares	23,413	—
Class I shares	40,598	—
Shares redeemed:
Class A shares	(4,924,067)	(6,551,512)
Class C shares	(1,103,377)	(1,278,625)
Class I shares	(1,086,133)	(1,023,677)
Class Y shares	(26,947)	—
Total capital share activity	(4,161,802)	(4,537,998)

See notes to financial statements.

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GLOBAL WATER FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$31,079	$145,505
Net realized gain (loss)	2,812,923	3,621,667
Change in unrealized appreciation (depreciation)	8,790,956	(7,787,447)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATION	11,634,958	(4,020,275)

Distributions to shareholders from:
Net investment income:
Class A shares	(115,074)	(51,487)
Class Y shares	(7,148)	(2,558)
Net realized gain:
Class A shares	(4,372,354)	(1,126,448)
Class C shares	(603,871)	(108,831)
Class Y shares	(332,988)	(10,817)
Total distributions	(5,431,435)	(1,300,141)

Capital share transactions:
Shares sold:
Class A shares	20,916,366	26,218,840
Class C shares	2,838,961	3,779,990
Class Y shares	1,521,166	3,435,712
Reinvestment of distributions:
Class A shares	3,922,405	896,604
Class C shares	520,580	97,347
Class Y shares	312,490	11,772
Redemption fees:
Class A shares	2,095	3,183
Class C shares	79	—
Shares redeemed:
Class A shares	(13,495,928)	(18,826,884)
Class C shares	(1,071,928)	(861,287)
Class Y shares	(1,445,997)	(376,599)
Total capital share transactions	14,020,289	14,378,678

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,223,812	9,058,262

NET ASSETS
Beginning of year	48,006,645	38,948,383
End of year (including undistributed
investment income of $38,151 and $122,155, respectively)	$68,230,457	$48,006,645

See notes to financial statements.

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GLOBAL WATER FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	1,387,276	1,578,440
Class C shares	194,190	234,579
Class Y shares	99,753	205,360
Reinvestment of distributions:
Class A shares	286,924	56,339
Class C shares	39,349	6,260
Class Y shares	22,855	733
Shares redeemed:
Class A shares	(939,525)	(1,166,411)
Class C shares	(74,598)	(54,200)
Class Y shares	(97,725)	(23,030)
Total capital share activity	918,499	838,070

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Global Alternative Energy Fund and The Calvert Global Water Fund (the “Funds,” each a “Fund”), each a series of Calvert Impact Fund, Inc., are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. The Calvert Impact Fund, Inc. is comprised of three separate series. The operations of each series are accounted for separately. The Global Alternative Energy Fund offers four classes of shares - Classes A, C, I, and Y. The Global Water Fund offers three classes of shares - Classes A, C, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class I and Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Directors (“the Board”) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Funds to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierar-

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chy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Funds’ investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event that there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Funds, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Funds have retained a third party fair value pricing service to quantitatively analyze the price movement of their holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other

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relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2012, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2012:

GLOBAL ALTERNATIVE ENERGY		VALUATION INPUTS
Investments In Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$70,074,428	-	-	$70,074,428
Other debt obligations	-	$1,908,072	-	1,908,072
TOTAL	$70,074,428	$1,908,072	-	$71,982,500

GLOBAL WATER		VALUATION INPUTS
Investments In Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$65,807,030	-	-	$65,807,030
Other debt obligations	-	$2,279,240	-	2,279,240
TOTAL	$65,807,030	$2,279,240	-	$68,086,270

*For further breakdown of equity securities by country, please refer to the Statements of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Funds are informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on

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debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Funds’ accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Funds have an arrangement with their custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Funds’ cash on deposit with the bank. These credits are used to reduce the Funds’ expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Funds who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .95% of each Fund’s average daily net assets. Under the terms of the agreement, $59,531 and $52,345 was payable at year end for Global Alternative Energy and Global Water, respectively. In addition, $13,258 and $16,304 was payable at year end for operating expenses paid by the Advisor during September 2012 for Global Alternative Energy and Global Water, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses for Classes A, C, Y and I through January 31, 2013. The contractual expense cap is 1.85% for Class A, 2.85% for Class C, 1.60% for Class Y of each Fund, and 1.40% for Class I (Global Alternative Energy). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Funds for an annual fee, payable monthly, of .35% for Classes A, C, and Y of each Fund and .15% for Class I shares (Global Alternative Energy), based on their average daily net assets. Under the terms of the agreement, $21,435 and $19,285 was payable at year end for Global Alternative Energy and Global Water, respectively.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by Class A and Class C shares, allow the Funds to pay CID for expenses and services associated with distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by each Fund is an annualized fee, payable monthly of .25% and 1.00% of the Funds’ average daily net assets of Class A and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $23,322 and $18,299 was payable at year end for Global Alternative Energy and Global Water, respectively.

CID received $32,245 and $69,989 as its portion of commissions charged on sales of Class A shares of Global Alternative Energy and Global Water, respectively, for the year ended September 30, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Funds. For its services, CIS received a fee of $147,029 and $45,076 for the year ended September 30, 2012 for Global Alternative Energy and Global Water, respectively. Under the terms of the agreement, $8,059 and $3,407 was payable at year end for Global Alternative Energy and Global Water, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

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Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Director’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	GLOBAL
	ALTERNATIVE ENERGY	GLOBAL WATER
Purchases	$44,296,738	$72,781,092
Sales	65,760,298	61,571,283

CAPITAL LOSS CARRYFORWARDS
	GLOBAL
EXPIRATION DATE	ALTERNATIVE ENERGY
30-Sep-17	($21,115,915)
30-Sep-18	(56,693,584)
30-Sep-19	(43,799,530)

NO EXPIRATION DATE
Short-Term	($7,906,019)
Long-Term	(60,991,729)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years. Losses incurred in pre-enactment taxable years can be utilized until expiration.

Global Water intends to elect to defer net capital losses of $906,153 incurred from November 1, 2011 through September 30, 2012 and treat them as arising in the fiscal year ending September 30, 2013.

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The tax character of distributions paid during the years ended September 30, 2012 and September 30, 2011 was as follows:

GLOBAL ALTERNATIVE ENERGY
Distributions paid from:	2012	2011
Ordinary income	$2,205,275	-
Total	$2,205,275	-

GLOBAL WATER
Distributions paid from:	2012	2011
Ordinary income	$2,657,606	$520,632
Long term capital gain	2,773,829	779,509
Total	$5,431,435	$1,300,141

As of September 30, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

	Global
	Alternative Energy	Global Water

Unrealized appreciation	$3,056,581	$4,159,913
Unrealized (depreciation)	(27,667,486)	(4,282,319)
Net unrealized appreciation/(depreciation)	($24,610,905)	($122,406)

Undistributed ordinary income	-	$3,879,674
Undistributed long term capital gain	-	-
Capital loss carryforward	($190,506,777)	-

Federal income tax cost of investments	$96,593,405	$68,208,676

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. For both Funds, these book-tax differences are due to wash sales. For Global Water, the book-tax differences are also due to post October capital losses.

Reclassifications, as shown in the table below, have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The permanent differences causing such reclassifications for both Funds are due to foreign currency transactions. For Global Alternative Energy, the pemanent differences are also due to net operating losses and the recharacterization of distributions.

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	GLOBAL
	ALTERNATIVE ENERGY	GLOBAL WATER
Accumulated Undistributed Investment Income	$770,968	$7,139
Accumulated net realized gain (loss)	(83,834)	($7,139)
Paid-in Capital	(687,134)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Funds had no loans outstanding pursuant to this line of credit at September 30, 2012. For the year ended September 30, 2012, borrowings by the Funds under the agreement were as follows:

		WEIGHTED		MONTH OF
	AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
	DAILY	INTEREST	AMOUNT	AMOUNT
	BALANCE	RATE	BORROWED	BORROWED

Global Alternative
Energy	$23,972	1.42%	$626,091	January 2012

Global Water	40,698	1.42%	2,626,777	December 2011

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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GLOBAL ALTERNATIVE ENERGY FUND
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS A SHARES	2012 (z)	2011 (z)	2010
Net asset value, beginning	$5.48	$8.22	$10.45
Income from investment operations:
Net investment income (loss)	(.01)	.10	(.07)
Net realized and unrealized gain (loss)	(.17)	(2.84)	(2.16)
Total from investment operations	(.18)	(2.74)	(2.23)
Distributions from:
Net investment income	(.14)	—	—
Total distributions	(.14)	—	—
Total increase (decrease) in net asset value	(.32)	(2.74)	(2.23)
Net asset value, ending	$5.16	$5.48	$8.22

Total return*	(3.27%)	(33.33%)	(21.34%)
Ratios to average net assets:A
Net investment income (loss)	(.21%)	1.28%	(.69%)
Total expenses	2.57%	2.30%	2.29%
Expenses before offsets	1.85%	1.85%	1.85%
Net expenses	1.85%	1.85%	1.85%
Portfolio turnover	52%	65%	73%
Net assets, ending (in thousands)	$57,727	$76,921	$145,314

		YEARS ENDED
		September 30,	September 30,
CLASS A SHARES		2009 (z)	2008 (z)
Net asset value, beginning		$12.35	$16.35
Income from investment operations:
Net investment income (loss)		(.02)	(.15)
Net realized and unrealized gain (loss)		(1.88)	(3.85)
Total from investment operations		(1.90)	(4.00)
Total increase (decrease) in net asset value		(1.90)	(4.00)
Net asset value, ending		$10.45	$12.35

Total return*		(15.38%)	(24.46%)
Ratios to average net assets:A
Net investment income (loss)		(.25%)	(.89%)
Total expenses		2.37%	2.23%
Expenses before offsets		1.85%	1.86%
Net expenses		1.85%	1.85%
Portfolio turnover		61%	54%
Net assets, ending (in thousands)		$198,077	$173,942

See notes to financial highlights.

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GLOBAL ALTERNATIVE ENERGY FUND
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS C SHARES	2012 (z)	2011 (z)	2010
Net asset value, beginning	$5.28	$7.99	$10.26
Income from investment operations:
Net investment income (loss)	(.06)	.02	(.15)
Net realized and unrealized gain (loss)	(.17)	(2.73)	(2.12)
Total from investment operations	(.23)	(2.71)	(2.27)
Distributions from:
Net investment income	(.05)	—	—
Total distributions	(.05)	—	—
Total increase (decrease) in net asset value	(.28)	(2.71)	(2.27)
Net asset value, ending	$5.00	$5.28	$7.99

Total return*	(4.38%)	(33.92%)	(22.12%)
Ratios to average net assets:A
Net investment income (loss)	(1.22%)	.28%	(1.68%)
Total expenses	3.37%	3.10%	3.10%
Expenses before offsets	2.85%	2.85%	2.85%
Net expenses	2.85%	2.85%	2.85%
Portfolio turnover	52%	65%	73%
Net assets, ending (in thousands)	$13,595	$18,300	$33,191

		YEARS ENDED
		September 30,	September 30,
CLASS C SHARES		2009 (z)	2008 (z)
Net asset value, beginning		$12.23	$16.36
Income from investment operations:
Net investment income (loss)		(.10)	(.30)
Net realized and unrealized gain (loss)		(1.87)	(3.83)
Total from investment operations		(1.97)	(4.13)
Total increase (decrease) in net asset value		(1.97)	(4.13)
Net asset value, ending		$10.26	$12.23

Total return*		(16.11%)	(25.24%)
Ratios to average net assets:A
Net investment income (loss)		(1.24%)	(1.86%)
Total expenses		3.20%	2.98%
Expenses before offsets		2.85%	2.86%
Net expenses		2.85%	2.85%
Portfolio turnover		61%	54%
Net assets, ending (in thousands)		$42,224	$36,348

See notes to financial highlights.

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GLOBAL ALTERNATIVE ENERGY FUND
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS I SHARES	2012 (z)	2011 (z)	2010
Net asset value, beginning	$5.59	$8.34	$10.56
Income from investment operations:
Net investment income (loss)	.02	.17	(.02)
Net realized and unrealized gain (loss)	(.18)	(2.92)	(2.20)
Total from investment operations	(.16)	(2.75)	(2.22)
Distributions from:
Net investment income	(.24)	—	—
Total distributions	(.24)	—	—
Total increase (decrease) in net asset value	(.40)	(2.75)	(2.22)
Net asset value, ending	$5.19	$5.59	$8.34

Total return*	(2.77%)	(32.97%)	(21.02%)
Ratios to average net assets:A
Net investment income (loss)	.38%	2.00%	(.25%)
Total expenses	1.77%	1.51%	1.55%
Expenses before offsets	1.40%	1.40%	1.40%
Net expenses	1.40%	1.40%	1.40%
Portfolio turnover	52%	65%	73%
Net assets, ending (in thousands)	$725	$4,916	$9,057

		YEARS ENDED
		September 30,	September 30,
CLASS I SHARES		2009 (z)	2008 (z)
Net asset value, beginning		$12.40	$16.37
Income from investment operations:
Net investment income (loss)		.02	(.09)
Net realized and unrealized gain (loss)		(1.86)	(3.88)
Total from investment operations		(1.84)	(3.97)
Total increase (decrease) in net asset value		(1.84)	(3.97)
Net asset value, ending		$10.56	$12.40

Total return*		(14.84%)	(24.25%)
Ratios to average net assets:A
Net investment income (loss)		.23%	(.53%)
Total expenses		1.55%	1.76%
Expenses before offsets		1.40%	1.41%
Net expenses		1.40%	1.40%
Portfolio turnover		61%	54%
Net assets, ending (in thousands)		$10,658	$5,824

See notes to financial highlights.

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GLOBAL ALTERNATIVE ENERGY FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	September 30,	September 30,
CLASS Y SHARES	2012 (z)	2011	^^^^ (z)
Net asset value, beginning	$5.49	$7.70
Income from investment operations:
Net investment income (loss)	.05	(.01)
Net realized and unrealized gain (loss)	(.22)	(2.20)
Total from investment operations	(.17)	(2.21)
Total increase (decrease) in net asset value	(.17)	(2.21)
Net asset value, ending	$5.32	$5.49

Total return*	(3.10%)	(28.70%)
Ratios to average net assets:A
Net investment income (loss)	.90%	(.92	%) (a)
Total expenses	6.75%	873.73	% (a)
Expenses before offsets	1.60%	1.60	% (a)
Net expenses	1.60%	1.60	% (a)
Portfolio turnover	52%	65	%***
Net assets, ending (in thousands)	$897	$9

See notes to financial highlights.

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GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS A SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$14.29	$15.40	$14.85
Income from investment operations:
Net investment income (loss)	0.02	.06	.02
Net realized and unrealized gain (loss)	3.29	(.69)	.79
Total from investment operations	3.31	(.63)	.81
Distributions from:
Net investment income	(.04)	(.02)	(.03)
Net realized gain	(1.58)	(.46)	(.23)
Total distributions	(1.62)	(.48)	(.26)
Total increase (decrease) in net asset value	1.69	(1.11)	.55
Net asset value, ending	$15.98	$14.29	$15.40

Total return*	25.16%	(4.38%)	5.50%
Ratios to average net assets:A
Net investment income	.16%	.36%	16%
Total expenses	2.34%	2.32%	2.69%
Expenses before offsets	1.85%	1.85%	1.85%
Net expenses	1.85%	1.85%	1.85%
Portfolio turnover	116%	125%	61%
Net assets, ending (in thousands)	$55,964	$39,535	$35,401

		PERIODS ENDED
		September 30,	September 30,
CLASS A SHARES		2009 (z)	2008 ^^^
Net asset value, beginning		$15.00	$15.00
Income from investment operations:
Net investment income		.11	—
Net realized and unrealized gain (loss)		(.26)	—
Total from investment operations		(.15)	—
Total increase (decrease) in net asset value		(.15)	—
Net asset value, ending		$14.85	$15.00

Total return*		(1.00%)	—
Ratios to average net assets:A
Net investment income		.87%	—
Total expenses		5.78%	—
Expenses before offsets		1.99%	—
Net expenses		1.85%	—
Portfolio turnover		58%	—
Net assets, ending (in thousands)		$9,365	$1,000

See notes to financial highlights.

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GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS C SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$13.90	$15.12	$14.70
Income from investment operations:
Net investment income (loss)	(.12)	(.10)	(.13)
Net realized and unrealized gain (loss)	3.18	(.66)	.79
Total from investment operations	3.06	(.76)	.66
Distributions from:
Net investment income	—	—	(.01)
Net realized gain	(1.58)	(.46)	(.23)
Total distributions	(1.58)	(.46)	(.24)
Total increase (decrease) in net asset value	1.48	(1.22)	.42
Net asset value, ending	$15.38	$13.90	$15.12

Total return*	23.90%	(5.33%)	4.51%
Ratios to average net assets:A
Net investment income (loss)	(.81%)	(.60%)	(.90%)
Total expenses	3.20%	3.26%	3.96%
Expenses before offsets	2.85%	2.85%	2.85%
Net expenses	2.85%	2.85%	2.85%
Portfolio turnover	116%	125%	61%
Net assets, ending (in thousands)	$8,574	$5,537	$3,202

		PERIODS ENDED
		September 30,	September 30,
CLASS C SHARES		2009 (z)	2008 ^^^
Net asset value, beginning		$15.00	$15.00
Income from investment operations:
Net investment income		**	—
Net realized and unrealized gain (loss)		(.30)	—
Total from investment operations		(.30)	—
Total increase (decrease) in net asset value		(.30)	—
Net asset value, ending		$14.70	$15.00

Total return*		(2.00%)	—
Ratios to average net assets:A
Net investment income		.03%	—
Total expenses		11.38%	—
Expenses before offsets		2.99%	—
Net expenses		2.85%	—
Portfolio turnover		58%	—
Net assets, ending (in thousands)		$915	$1

See notes to financial highlights.

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GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS Y SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$14.28	$15.44	$14.83
Income from investment operations:
Net investment income (loss)	.05	.12	.09
Net realized and unrealized gain (loss)	3.31	(.71)	.77
Total from investment operations	3.36	(.59)	.86
Distributions from:
Net investment income	(.03)	(.11)	(.02)
Net realized gain	(1.58)	(.46)	(.23)
Total distributions	(1.61)	(.57)	(.25)
Total increase (decrease) in net asset value	1.75	(1.16)	.61
Net asset value, ending	$16.03	$14.28	$15.44

Total return*	25.55%	(4.22%)	5.84%
Ratios to average net assets:A
Net investment income	.40%	.76%	.61%
Total expenses	2.12%	2.56%	8.03%
Expenses before offsets	1.60%	1.60%	1.60%
Net expenses	1.60%	1.60%	1.60%
Portfolio turnover	116%	125%	61%
Net assets, ending (in thousands)	$3,692	$2,934	$345

		PERIODS ENDED
		September 30,	September 30,
CLASS Y SHARES		2009 (z)	2008 ^^^
Net asset value, beginning		$15.00	$15.00
Income from investment operations:
Net investment income		.08	—
Net realized and unrealized gain (loss)		(.25)	—
Total from investment operations		(.17)	—
Total increase (decrease) in net asset value		(.17)	—
Net asset value, ending		$14.83	$15.00

Total return*		(1.13%)	—
Ratios to average net assets:A
Net investment income		.60%	—
Total expenses		145.92%	—
Expenses before offsets		1.74%	—
Net expenses		1.60%	—
Portfolio turnover		58%	—
Net assets, ending (in thousands)		$31	$1

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $.01 per share.

*** Portfolio turnover is not annualized for periods less than one year.

^^^ From September 30, 2008 inception.

^^^^ From July 29, 2011 inception.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations), or, for International and Global funds, by country, and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses

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incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that each Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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*The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III, an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/12		Fiscal Year ended 9/30/11
	$	%*	$	% *

(a) Audit Fees	$52,525		$52,525
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$8,460	0%	$11,425	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$60,985	0%	$63,950	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/12		Fiscal Year ended 9/30/11
$	%*	$	% *
$10,000	0%*	$42,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report  that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

            Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 6, 2012

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 6, 2012

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: December 6, 2012